Goodwill and Trade Name	12 Months Ended
Mar. 31, 2018
Goodwill And Trade Name
Goodwill and Trade Name
14	GOODWILL AND TRADE NAME

	Goodwill	Trade Name
	(in thousands)
Balance As At March 31, 2018	$3,800	$14,000
Balance As At March 31, 2017	$4,992	$14,000

Goodwill	Amount in US$
Balance as at March 31, 2016	$5,097
Foreign currency translation	(105)
Balance as at March 31, 2017	4,992
Foreign currency translation	13
Impairment (Refer note 6)	(1,205)
Balance as at March 31, 2018	$3,800

Goodwill has been assessed for impairment at the Group level as the Group is considered as one single cash generating unit and represents the lowest level at which the goodwill is monitored for internal management purposes.

The recoverable amount of the cash generating unit has been determined based on value in use. Value in use has been determined based on future cash flows after considering current economic conditions and trends, estimated future operating results, growth rates and anticipated future economic conditions.

As of March 31, 2018, for assessing impairment of goodwill, value in use is determined using discounted cash flow method. The estimated cash flows for a period of four years were developed using internal forecasts, extrapolated for the fifth year, and a pre-tax discount rate of 15% and terminal growth rate of 4%.

As of March 31, 2018, for assessing the impairment of the trade name, value in use is determined using the relief from royalty method based on a Royalty rate of 4% on the estimated total revenue for a period of four years, extrapolated for the fifth year, and, a pre-tax discount rate of 20% and terminal growth rate of 4%.

Management believes that any reasonably possible change in the key assumptions would not cause the carrying amount (net of an impairment loss of $ 1,205) to exceed the recoverable amount of the cash generating unit.